Exhibit 99.1

AlphaTime Acquisition Corp Announces Entering into a Merger Agreement with HCYC Group Company Limited

New York, NY, January 5, 2024 — AlphaTime Acquisition Corp (NASDAQ: ATMC, ATMCU, ATMCR, and ATMCW) (“ATMC”), a special purpose acquisition company, announced the execution of an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which ATMC will undergo a business combination with HCYC Group Company Limited (“HCYC”), HCYC functions as a registered holding company in the Cayman Islands. In Hong Kong, HCYC conducts its insurance brokerage operations through its subsidiary, namely, HCYC Wealth Management (ASIA) Company Limited, a company formed under the laws of Hong Kong (“HCYC Asia”).

The transaction will be structured as a business combination involving the following mergers: (i) ATMC will merge with and into ATMC Merger Sub 1 Limited, a Cayman Islands exempted company (“Merger Sub 1”), and a wholly-owned subsidiary of HCYC Holding Company, a Cayman Islands exempted company (“PubCo”), with ATMC surviving such merger; (ii) ATMC will merger with and into ATMC Merger Sub 2 Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of PubCo (“Merger Sub 2”), with Merger Sub 2 surviving such merger; and (iii) HCYC will merge with and into HCYC Merger Sub Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of PubCo (“Merger Sub 3”, and together with PubCo, Merger Sub 1 and Merger Sub 2, the “Acquisition Entities”), with HCYC surviving such merger (collectively, the “Mergers”). As a result of the Mergers, HCYC shareholders will receive 7,500,000 ordinary shares of PubCo, valued at $75,000,000. The transaction has been approved by the boards of directors of ATMC, HCYC and each Acquisition Entity and is expected to be consummated in early 2024, subject to regulatory approval and respective shareholder approval by the shareholders of ATMC and the shareholders of HCYC and the satisfaction of certain other customary closing conditions.

HCYC Asia has been in Hong Kong for a period of thirteen years. HCYC Asia holds a professional insurance brokerage license, allowing it to operate within Hong Kong’s insurance sector.

HCYC Asia partners with multiple insurance companies, such as AXA China Region Insurance Co Ltd, AIA International Limited, Prudential Hong Kong Limited, FTLife Insurance Company Limited. HCYC actively leverages the resources and technological expertise of these business partners, with the aim of delivering professional, customized, and value-added services to both individual and corporate clients. HCYC believes this approach provides them, and HCYC Asia, with a distinct advantage in the marketplace.

Upon the closing of the Mergers, PubCo is expected to become a NASDAQ-listed public company trading under a new ticker symbol. HCYC’s executive management team will continue to lead PubCo. There can be no assurance that PubCo will remain listed on NASDAQ.

The description of the Mergers contained herein is only a summary and is qualified in its entirety by reference to the Merger Agreement. For additional information, see ATMC’s Current Report on Form 8-K, which will be filed promptly and can be obtained at the website of the U.S. Securities and Exchange Commission (“SEC”) at www.sec.gov.

Advisors

Winston & Strawn LLP is serving as legal advisor to ATMC, Han Kun Law Offices LLP and Ogier are serving as Hong Kong and Cayman legal advisors to ATMC. Celine & Partners PLLC is serving as legal advisor to HCYC.

About HCYC Group Company Limited

HCYC Asia has been in Hong Kong for a period of thirteen years. HCYC Asia holds a professional insurance brokerage license, allowing it to operate within Hong Kong’s insurance sector.

HCYC Asia partners with multiple insurance companies, such as AXA China Region Insurance Co Ltd, AIA International Limited, Prudential Hong Kong Limited, FTLife Insurance Company Limited. HCYC actively leverages the resources and technological expertise of these business partners, with the aim of delivering professional, customized, and value-added services to both individual and corporate clients. HCYC believes this approach provides them, and HCYC Hong Kong, with a distinct advantage in the marketplace.

About AlphaTime Acquisition Corp

AlphaTime Acquisition Corp is a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. While the company will not be limited to a particular industry or geographic region in its identification and acquisition of a target company, the company intends to focus its search on businesses throughout Asia.

Cautionary Note Regarding Forward Looking Statements

This press release may contain statements that constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning PubCo’s, ATMC’s and HCYC’s possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment, potential growth opportunities, and the effects of regulation, including whether the Mergers will generate returns for stockholders or shareholders, respectively. These forward-looking statements are based on PubCo’s, ATMC’s or HCYC’s management’s current expectations, projections, and beliefs, as well as a number of assumptions concerning future events. When used in this communication, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose,” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions, or results, and involve a number of known and unknown risks, uncertainties, assumptions, and other important factors, many of which are outside of PubCo’s, ATMC’s or HCYC’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions, and other important factors include, but are not limited to: (a) the occurrence of any event, change, or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Mergers; (b) the outcome of any legal proceedings that may be instituted against PubCo, ATMC, HCYC, or others following the announcement of the Mergers and any definitive agreements with respect thereto; (c) the inability to complete the Mergers due to the failure to obtain the approval of the shareholders of ATMC, to obtain financing to complete the Mergers or to satisfy other conditions to closing; (d) changes to the proposed structure of the Mergers that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Mergers; (e) the ability to meeting the applicable stock exchange listing standards following the consummation of the Mergers; (f) the risk that the Mergers disrupts current plans and operations of HCYC or its subsidiaries as a result of the announcement and consummation of the transactions described herein; (g) the ability to recognize the anticipated benefits of the Mergers, which may be affected by, among other things, competition, the ability of PubCo and HCYC to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (h) costs related to the Mergers; (i) changes in applicable laws or regulations, including legal or regulatory developments (including, without limitation, accounting considerations) which could result in the need for ATMC to restate its historical financial statements and cause unforeseen delays in the timing of the Mergers and negatively impact the trading price of ATMC’s securities and the attractiveness of the Mergers to investors; (j) the possibility that ATMC and HCYC may be adversely affected by other economic, business, and/or competitive factors; (k) HCYC’s ability to execute its business plans and strategies; (l) HCYC’s estimates of expenses and profitability; (m) the risk that the transaction may not be completed by ATMC’s business combination deadline and the potential failure to obtain extensions of the business deadline if sought by ATMC; (n) other risks and uncertainties indicated from time to time in the final prospectus of ATMC relating to its initial public offering filed with the SEC, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by ATMC. Copies are available on the SEC’s website, www.sec.gov. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and PubCo, ATMC and HCYC assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. PubCo, ATMC and HCYC do not give any assurances that PubCo, ATMC or HCYC will achieve their expectations.

Additional Information about the Mergers and Where to Find It

In connection with the proposed Mergers between PubCo, ATMC and HCYC, PubCo will file a registration statement on Form F-4 (as may be amended from time to time, the “Registration Statement”) that will include a preliminary proxy statement of ATMC and a registration statement/preliminary prospectus of PubCo, and after the Registration Statement is declared effective, ATMC will mail a definitive proxy statement/prospectus relating to the Mergers to its shareholders. The Registration Statement, including the proxy statement/prospectus contained therein, when declared effective by the SEC, will contain important information about the Mergers and the other matters to be voted upon at a meeting of ATMC’s shareholders to be held to approve the Mergers and related matters. This communication does not contain all of the information that should be considered concerning the Mergers and other matters and is not intended to provide the basis for any investment decision or any other decision in respect to such matters. PubCo, ATMC and HCYC may also file other documents with the SEC regarding the Mergers. ATMC shareholders and other interested persons are advised to read the preliminary proxy statement/prospectus when available and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the Mergers, as these materials will contain important information about PubCo, ATMC, HCYC and the Mergers.

When available, the definitive proxy statement/prospectus and other relevant materials for the Mergers will be mailed to ATMC shareholders as of a record date to be established for voting on the Mergers. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, and other documents filed or that will be filed with the SEC through ATMC through the website maintained by the SEC at www.sec.gov, or by directing a request to the contacts mentioned below.

Participants in the Solicitation

PubCo, ATMC, HCYC, and their respective directors and officers may be deemed participants in the solicitation of proxies of ATMC shareholders in connection with the Mergers. ATMC shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of ATMC and a description of their interests in ATMC is contained in ATMC’s final prospectus related to its initial public offering, dated January 3, 2023, and in ATMC’s subsequent filings with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to ATMC shareholders in connection with the Mergers and other matters to be voted upon at the ATMC shareholder meeting will be set forth in the Registration Statement. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Mergers will be included in the Registration Statement that PubCo intends to file with the SEC. You will be able to obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This press release relates to a proposed Mergers between PubCo, ATMC and HCYC. This press release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange any securities, or a solicitation of any vote or approval, nor shall there be any sale or exchange of securities in any jurisdiction in which such offer, solicitation, sale, or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

For investor and media inquiries, please contact:

AlphaTime Acquisition Corp

Email: target@alphatimespac.com

Tel.: (347) 627-0058